UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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MyMD Pharmaceuticals, Inc.

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MyMD Pharmaceuticals, Inc.

Amendment and Supplement to the Proxy Statement
For the Annual Meeting of Stockholders
To be Held on December 29, 2021

EXPLANATORY NOTE

On November 22, 2021, MyMD Pharmaceuticals, Inc. (“MyMD” or the “Company”) filed its definitive proxy statement (the “Proxy Statement”) for its annual meeting of stockholders to be held on December 29, 2021 (the “Annual Meeting”), to be conducted in a virtual format only via live audio webcast at 10:00 a.m. E.T.

The Company is voluntarily amending and supplementing the Proxy Statement with the information provided in this supplement to the Proxy Statement (the “Supplement”) to make certain revisions to the section titled “Stock Ownership Of Certain Beneficial Owners And Management.” Such section of the Proxy Statement included incorrect numbers of shares beneficially owned by some executive officers, directors, and shareholders, mainly due to including in the calculation unvested awards made to executive officers and directors. This supplement corrects such errors and provides the correct information.

Other than the foregoing, no other changes have been made to the Proxy Statement and it continues to be in full force and effect as originally filed. Management continues to seek the vote of the Company’s stockholders for all proposals to be voted on at the Annual Meeting.

Any proxies submitted by stockholders before the date of this Supplement will be voted as instructed on those proxies, unless a stockholder changes his or her vote by submitting a later dated proxy. Stockholders should follow the instructions described in the Proxy Statement regarding how to submit proxies or vote at the Annual Meeting.

THIS SUPPLEMENT SHOULD BE READ
IN CONJUNCTION WITH THE PROXY STATEMENT.

This supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety. Section references in the below disclosures are to sections in the Proxy Statement, and defined terms used but not defined herein have the meanings set forth in the Proxy Statement. To the extent the following information differs from or conflicts with the information contained in the Proxy Statement, the information set forth below shall be deemed to supersede the respective information in the Proxy Statement.

Amendments and Supplemental Disclosure

Proxy Statement

The table and the related footnotes under the heading “Stock Ownership Of Certain Beneficial Owners And Management” is restated as follows (new text in bold and italics):

Name	Number of Shares of Common Stock Beneficially Owned (1)		Percentage Class (1) (2)	Number of Shares of Series D Preferred Stock Beneficially Owned	Percentage Class (3)	Total Voting Power
5% Beneficial Owner
The Starwood Trust(4)	2,548,703	(5)	6.55%	—	—	6.55%
Iroquois Capital Management L.L.C. (6)	2,188,179	(7)	5.58%	—	—	5.58%
Premas Biotech PVT Ltd. (8)	103,782	(9)	*	72,992	100.00%	*

Named Executive Officers and Directors
Bill J. White	73,776	(10)	*	—	—	*
Joshua Silverman	73,776	(11)	*	—	—	*
Christopher C. Schreiber	88,238	(12)	*	—	—	*
Chris Chapman, M.D.	385,900	(13)	1.02%	—	—	1.02%
Craig Eagle, M.D.	482,375	(14)	1.27%	—	—	1.27%
Jude Uzonwanne	57,885	(15)	*	—	—	*
Howard R. Yeaton(16)	1,173	(17)	*	—	—	*
James A. McNulty, CPA(18)	1,651,653	(19)	4.26%	—	—	4.26%
Adam Kaplin, M.D., Ph.D.	154,360	(20)	*	—	—	*
All current executive officers and directors as a group (9 persons)	1,470,670		3.77%	—	—	3.77%

* Less than 1%.

1)	Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assume the exercise of all options and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of November 8, 2021, except as otherwise noted. Shares issuable pursuant to the exercise of stock options and other securities convertible into common stock exercisable within 60 days are deemed outstanding and held by the holder of such options or other securities for computing the percentage of outstanding common stock beneficially owned by such person but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.

2)	These percentages have been calculated based on 37,648,020 shares of common stock outstanding as of November 8, 2021.

3)	These percentages have been calculated based on 72,992 shares of Series D Preferred Stock outstanding as of November 8, 2021.

4)	As Trustee of The Starwood Trust, Caroline Williams has sole voting and dispositive power over the shares held by the Starwood Trust, and, as a result of the foregoing, is deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act) of the securities held by The Starwood Trust.

5)	Represents (i) 1,272,972 shares of common stock and (ii) 1,275,731 shares of common stock issuable upon the exercise of options exercisable within 60 days of the Record Date.

6)	This information is based on a Schedule 13G/A filed with the SEC on February 22, 2021 by Iroquois Capital Management, LLC (“Iroquois Capital”) and on information available to the Company. The principal business office is 125 Park Avenue, 25th Floor, New York, NY 10017. Iroquois Capital is the investment advisor for Iroquois Master Fund, Ltd. (“IMF”). As directors of IMF, Kimberly Page and Richard Abbe make voting and investment decisions on behalf of IMF. As a result of the foregoing, Ms. Page and Mr. Abbe may be deemed to have beneficial ownership (as determined under Section 13(d) of the Securities Exchange Act of 1934, as amended) of the securities held by Iroquois Capital and IMF.

7)	Represents (i) 620,134 shares of common stock and (ii) 1,568,045 shares of common stock issuable upon the exercise of warrants exercisable within 60 days of the Record Date.

8)	Prabuddha Kundu has sole voting and dispositive power over the securities held for this account.

9)	Represents (i) 67,286 shares of common stock and (ii) 36,496 shares of common stock issuable upon conversion of Series D Preferred Stock.

10)	Represents 73,776 restricted stock unit (“RSU”) awards to Mr. White that are vested or scheduled to vest within 60 days of the Record Date.

11)	Represents 73,776 RSU awards to Mr. Silverman that are vested or scheduled to vest within 60 days of the Record Date.

12)	Represents 88,238 RSU awards to Mr. Schreiber that are vested or scheduled to vest within 60 days of the Record Date.

13)	Represents (i) 96,475 shares of common stock by Dr. Chapman and (ii) 289,425 shares of common stock issuable upon the exercise of options held exercisable within 60 days of the Record Date.

14)	Represents 482,375 shares of common stock issuable upon the exercise of options held by Dr. Eagle exercisable within 60 days of the Record Date.

15)	Represents 57,885 shares of common stock issuable upon the exercise of options held by Mr. Uzonwanne exercisable within 60 days of the Record Date.

16)	Mr. Yeaton’s employment as interim Chief Financial Officer ceased as of August 19, 2020.

17)	Of the 1,173 shares of common stock beneficially owned by Mr. Yeaton, 938 shares are issued and outstanding and the remaining shares may be issued under his employment agreement.

18)	Mr. McNulty tendered his resignation as an executive officer of MyMD Florida on April 15, 2021, effective upon the closing of the Merger on April 16, 2021.

19)	Represents (i) 532,543 shares of common stock and (ii) 1,119,110 shares of common stock issuable upon the exercise of options held by Mr. McNulty exercisable within 60 days of the Record Date.

20)	Represents 154,360 shares of common stock issuable upon the exercise of options held by Dr. Kaplin exercisable within 60 days of the Record Date.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING TO BE HELD ON DECEMBER 29, 2021:

This supplement, the Proxy Statement, Proxy Card and 2020 Annual Report to Stockholders are available at www.virtualshareholdermeeting.com/MYMD2021. Additionally, you can find a copy of the Company’s Annual Report on Form 10-K on the website of the SEC at www.sec.gov.